UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 23, 2023

ABVC BIOPHARMA, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-40700	26-0014658
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

44370 Old Warm Springs Blvd. Fremont, CA	94538
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number including area code: (510) 668-0881

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.001 per share	ABVC	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Dr. Howard Doong, the Chief Executive Officer (“CEO”) of ABVC BioPharma, Inc. (the “Company”), notified the Company of his resignation, effective June 21, 2023. Dr. Doong’s decision to resign was not the result of any disagreements with the Company on any matter related to the operations, policies, or practices of the Company.

The Company’s board of directors appointed Dr. Uttam Yashwant Patil to replace Dr. Doong as the Company’s CEO. Dr. Patil has served as the Chief Operating and Scientific Officer of the Company’s subsidiary, BioKey, Inc. since May 2023; he also works for Rgene Corporation (a related party), as the R&D Manager since May 2023, after being promoted from Project Manager, to which he serves from August 2022 to May 2023. Prior to that, Dr. Patil was a Post-Doctoral Research Fellow at NTNU from March 2020 to July 2022. In 2019, Dr. Patil received the “Platinum Award” for an Oral Presentation on the topic, “Nucleobase Functionalized Single-Walled Carbon Nanotubes Hybridization with Single-Stranded DNA” at a Workshop on Organic Chemistry for Junior Chemists held in South Korea. Dr. Patil received his Ph.D. in Chemistry from National Tsing Hua University and a Masters in Analytical Chemistry from Pune University, as well as a Bachelors in industrial chemistry from Pune University.

There are no family relationships between Dr. Patil and any executive officer or director of the Company.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

Exhibit	Description
10.1	Employment Agreement dated as of June 23, 2023, by and between ABVC BioPharma, Inc. and Uttam Yashwant Patil
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ABVC BioPharma, Inc.

June 23, 2023	By:	/s/ Leeds Chow
Leeds Chow
CFO

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